UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2023

Pontem Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39882	98-1562955
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2170 Buckthorne Pl, Suite 320

Spring, TX 77380

(212) 457-9077

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	PNTM.U	New York Stock Exchange
Class A ordinary shares included as part of the units	PNTM	New York Stock Exchange
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PNTM WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 13, 2023, Pontem Corporation (the “Company”) held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) to vote on the proposals described under Item 5.07 of this Current Report on Form 8-K. At the Extraordinary General Meeting, the Company’s shareholders approved a proposal (the “Trust Amendment Proposal”) to amend the Company’s investment management trust agreement, dated as of January 12, 2021 (the “IMTA”), by and between the Company and Continental Stock Transfer & Trust Company (“CST”), to extend the date by which the Company has to consummate a business combination from January 15, 2023 to July 15, 2023 or such earlier date as is determined by the Company’s board of directors (the “Board”) to be in the best interests of the Company (the “Extension”). Following such approval by the Company’s shareholders, the Company and CST entered into the Amendment No. 1 to the IMTA on January 13, 2023 (the “IMTA Amendment”).

The foregoing description of the IMTA Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the IMTA Amendment, a copy of which is filed herewith as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the shareholders’ approval of the Extension, Pontem LLC, the Company’s sponsor (the “Sponsor”), and HSM-Invest, a Switzerland general non-commercial partnership (“HSM-Invest”), have notified the Company of their intention to effect a monthly deposit into the trust account established in connection with the Company’s initial public offering (the “Trust Account”) of $833,333 (up to $5,000,000,000 for six months) as loans to the Company (each, a “Contribution”) on or prior to the 15th of each month during the Extension, unless the Board otherwise determines to liquidate the Company earlier. The initial Contribution was made on January 13, 2023.

On January 13, 2023, the Company issued unsecured promissory notes (the “Notes”) each in the principal amount of up to $2,500,000 to the Sponsor and HSM-Invest. The Notes are repayable in full upon the date of the Company’s initial business combination. If the Company does not complete an initial business combination, the Notes will not be repaid, and all amounts owed under them will be forgiven except to the extent that the Company has funds available to it outside of its Trust Account. The Notes are subject to customary events of default, including cross-default of each Note, the occurrence of which automatically triggers the unpaid principal balance of the Notes and all other sums payable with regard to the Notes becoming immediately due and payable.

The Notes were issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description of the Notes does not purport to be complete and is qualified in its entirety by reference to the Notes, copies of which are attached hereto as Exhibit 10.2 and Exhibit 10.3 and incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

The information disclosed in Items 5.03 and 5.07 of this Current Report on Form 8-K with respect to the Extension Amendment Proposal and Extension Amendment (each as defined below) is incorporated by reference into this Item 3.03 to the extent required.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Extraordinary General Meeting, the Company’s shareholders approved an amendment to the Company’s amended and restated memorandum and articles of association (the “Extension Amendment”) to extend the date by which the Company has to consummate a business combination from January 15, 2023 to July 15, 2023 or such earlier date as is determined by the Board (the “Extension Amendment Proposal”). On January 13, 2023, the Company filed the Extension Amendment with the Registrar of Companies of the Cayman Islands.

The foregoing description is qualified in its entirety by reference to the Extension Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 13, 2023, the Company held the Extraordinary General Meeting to approve the Extension Amendment Proposal, the Trust Amendment Proposal, and an adjournment proposal, each as described in the definitive proxy statement of the Company relating to the Extraordinary General Meeting, which was filed with the Securities and Exchange Commission on December 16, 2022. As there were sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal, the adjournment proposal was not presented to shareholders.

Holders of 68,421,015 ordinary shares of the Company held of record as of December 16, 2022, the record date for the Extraordinary General Meeting, were present in person or by proxy, representing approximately 79.33% of the voting power of the Company’s ordinary shares as of the record date for the Extraordinary General Meeting, and constituting a quorum for the transaction of business.

The voting results for the Extension Amendment Proposal and the Trust Amendment Proposal were as follows:

The Extension Amendment Proposal

For	Against	Abstain
66,930,678	1,487,237	3,100

The Trust Amendment Proposal

For	Against	Abstain
66,930,678	1,487,237	3,100

In connection with the vote to approve the Extension Amendment Proposal and the Trust Amendment Proposal, the holders of 43,652,840 Class A ordinary shares of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.16 per share, for an aggregate redemption amount of approximately $443,355,210. Approximately $257,435,609 remains in the Trust Account, exclusive of any initial Contribution to be made to the Trust Account, as of January 13, 2023.

Item 7.01 Regulation FD Disclosure.

On January 13, 2023, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein, announcing the approval by stockholders of the Extension and the Contribution of additional funds into the Trust Account.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Amendment to Amended and Restated Memorandum and Articles of Association.
10.1	Amendment No. 1 to Investment Management Trust Agreement, dated as of January 13, 2023, by and between the Company and CST.
10.2	Promissory Note in favor of the Sponsor, dated as of January 13, 2023.
10.3	Promissory Note in favor of HSM-Invest, dated as of January 13, 2023.
99.1	Press Release, dated January 13, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2023

PONTEM CORPORATION

By:	/s/ Nina Murphy
Name:	Nina Murphy
Title:	Chief Financial Officer

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